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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                            Reported): March 26, 2002

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RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. (as depositor under a Trust Agreement, dated as of March 26, 2003, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of GMACM Home Equity Loan-Backed Notes, Series 2003-HE2)

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                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)

                       ---------------------------------
            Delaware                        333-86786              41-1955181
(State or Other Jurisdiction of      (Commission File Number)   (I.R.S. Employer
         Incorporation) Identification No.)

        8400 Normandale Lake Boulevard, Suite 250, Minneapolis, MN 55437
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (952) 832-7000
                                 --------------

          (Former name or former address, if changed since last report)

                         Exhibit Index located on Page 4

Items 1 through 6 and Item 8 are not included because they are not applicable.

Item 7.  Financial Statements, Pro Forma Financial

        Information and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

          4.1 Servicing Agreement dated as of March 26, 2003 among GMAC Mortgage Corporation, as servicer, the GMACM Home Equity Loan Trust 2003-HE2, as issuer, and Wells Fargo Bank Minnesota, N.A., as indenture trustee.

          4.2 Trust Agreement dated as of March 26, 2003 between Residential Asset Mortgage Products, Inc., as depositor, and Wilmington Trust Company, as owner trustee.

          4.3 Indenture dated as of March 26, 2003 between the GMACM Home Equity Loan Trust 2003-HE2, as issuer, and Wells Fargo Bank Minnesota, N.A., as indenture trustee.

          10.1 Mortgage Loan Purchase Agreement dated as of March 26, 2003 among GMAC Mortgage Corporation, as seller, Walnut Grove Mortgage Loans Trust 2001-A, as seller, Walnut Grove Mortgage Loans Trust 2003-A, as seller, Residential Asset Mortgage Products, Inc., as purchaser, GMACM Home Equity Loan Trust 2003-HE2, as issuer, and Wells Fargo Bank Minnesota, N.A., as indenture trustee.

          10.2 Note Guaranty Insurance Policy issued by Financial Guaranty Insurance Company relating to GMACM Home Equity Loan-Backed Notes, Series 2003-HE2.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.



                                            By:   /s/Patricia C. Taylor
                                            Name:  Patricia C. Taylor
                                            Title: Vice President
Dated:  March 26, 2003

                                  EXHIBIT INDEX

Exhibit      Description
Number

4.1 Servicing Agreement dated as of March 26, 2003 among GMAC Mortgage Corporation, as servicer, the GMACM Home Equity Loan Trust 2003-HE2, as issuer, and Wells Fargo Bank Minnesota, N.A., as indenture trustee.

4.2 Trust Agreement dated as of March 26, 2003 between Residential Asset Mortgage Products, Inc., as depositor, and Wilmington Trust Company, as owner trustee.

4.3 Indenture dated as of March 26, 2003 between the GMACM Home Equity Loan Trust 2003-HE2, as issuer, and Wells Fargo Bank Minnesota, N.A., as indenture trustee.

10.1 Mortgage Loan Purchase Agreement dated as of March 26, 2003 among GMAC Mortgage Corporation, as seller, Walnut Grove Mortgage Loans Trust 2001-A, as seller, Walnut Grove Mortgage Loans Trust 2003-A, as seller, Residential Asset Mortgage Products, Inc., as purchaser, GMACM Home Equity Loan Trust 2003-HE2, as issuer, and Wells Fargo Bank Minnesota, N.A., as indenture trustee.

10.2 Note Guaranty Insurance Policy issued by Financial Guaranty Insurance Company relating to GMACM Home Equity Loan-Backed Notes, Series 2003-HE2.